SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 30, 2002
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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       Georgia                          1-6468                     58-0257110
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
    of incorporation)              Number)                      No.)


         241 Ralph McGill Boulevard, Atlanta, Georgia                 30308
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           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (404) 506-6526
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                                       N/A
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      (Former name or former address, if changed since last report.)

Item 5.         Other Events.
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                On October 30, 2002, Georgia Power Company (the "Company") and

Georgia Power Capital Trust VI (the "Trust") entered into an Underwriting

Agreement covering the issue and sale by the Trust of not to exceed 300,000

Flexible Trust Preferred Securities (Liquidation Amount $1,000 per Preferred

Security). Said Preferred Securities were registered under the Securities Act of

1933, as amended, pursuant to the registration statement (Registration Nos.

333-57884, 333-57884-01, 333-57884-02, 333-57884-03 and 333-57884-04) of the

Company and the Trust.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)  Exhibits.

          1 Underwriting greement, dated October 30, 2002, among the Company, the Trust and Lehman Brothers Inc., as the representative of the underwriters named in Schedule I thereto.

          4.4 Fourth Supplemental Indenture dated as of November 6, 2002, providing for the issuance of the Company's Series F Junior Subordinated Notes due November 1, 2042.

          4.7-A Amended and Restated Trust Agreement of Georgia Power Capital Trust VI.

          4.8-A   Form of  referred Security of Georgia Power Capital Trust VI
                   (included in Exhibit 4.7-A above).

          4.10 Form of Series F Junior Subordinated Note due November 1, 2042 (included in Exhibit 4.4 above).

          4.11-A  Guarantee Agreement relating to Georgia Power Capital
                  Trust VI.

          4.12-A Agreement as to Expenses and Liabilities relating to Georgia Power Capital Trust VI (included in Exhibit 4.7-A above).

          5.1     Opinion of Troutman Sanders LLP.

          5.2-A Opinion of Richards, Layton & Finger, P.A., relating to Georgia Power Capital Trust VI.

          8       Tax Opinion of Troutman Sanders LLP.

         12.1    Computation of ratio of earnings to fixed charges.

         12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).




                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     November 6, 2002           GEORGIA POWER COMPANY



                                     By  /s/Wayne Boston
                                         Wayne Boston
                                      Assistant Secretary